BANC OF AMERICA SECURITIES LLC
                            DEUTSCHE BANC ALEX.BROWN

[BANK OF AMERICA LOGO]                                      [DEUTSCHE BANK LOGO]
--------------------------------------------------------------------------------


RMBS NEW ISSUE TERM SHEET

$ 330,661,000 CERTIFICATES (APPROXIMATE)


C-BASS MORTGAGE LOAN
ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
CLASSES A-1F, A-2F, A-1A, M-1, M-2, & B

ASSET BACKED FUNDING CORPORATION
DEPOSITOR

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
SELLER

LITTON LOAN SERVICING LP
SERVICER




JUNE 2, 2000

Banc of America Securities LLC                          Deutsche Banc Alex.Brown
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC and Deutsche Banc Alex.Brown (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN
ASSET-BACKED CERTIFICATES, SERIES 2000-CB2
$330,661,000 (approximate)
--------------------------------------------------------------------------------

                                                  OFFERED CERTIFICATES:
----------------------------------------------------------------------------------------------------------------------------
                                                       TO MATURITY:
----------- ---------------- -------- ----------- ------ ----------- -------------- ----------------------------------------
                                                            Est.         Final
                                                  Est.      Prin.      Scheduled               Expected Ratings
              Approximate     Loan     Coupon     WAL      Window     Distribution  --------------------- ------------------
  Class          Size*        Group     Type      (yrs)    (mos)         Date               S&P                 Fitch
----------- ---------------- -------- ----------- ------ ----------- -------------- --------------------- ------------------
A-1F**        78,000,000.00     1        Flt      0.95     1 - 26       7/25/02             AAA                  AAA
A-2F**        41,100,000.00     1        Fxd      3.39    26 - 68       1/25/06             AAA                  AAA
A-1A**       155,455,000.00     2        Flt      3.45     1 - 218      7/25/18             AAA                  AAA
M-1           19,100,000.00    1,2       Fxd      5.92    41 - 184      9/25/15              AA                  AA
M-2           21,700,000.00    1,2       Fxd      5.83    39 - 172      9/25/14              A                    A
B             15,306,000.00    1,2       Fxd      5.72    38 - 154      3/25/13             BBB                  BBB
----------- ---------------- -------- ----------- ------ ----------- -------------- --------------------- ------------------

----------------------------------------------------------------------------------------------------------------------------
                                                         TO CALL:
----------------------------------------------------------------------------------------------------------------------------
                                                       TO MATURITY:
----------- ---------------- -------- ----------- ------ ----------- -------------- ----------------------------------------
                                                            Est.         Final
                                                  Est.      Prin.      Scheduled               Expected Ratings
              Approximate     Loan     Coupon     WAL      Window     Distribution  --------------------- ------------------
  Class          Size*        Group     Type      (yrs)    (mos)         Date               S&P                 Fitch
----------- ---------------- -------- ----------- ------ ----------- -------------- --------------------- ------------------
A-1F**        78,000,000.00     1        Flt      0.95      1 - 26      7/25/02             AAA                  AAA
A-2F**        41,100,000.00     1        Fxd      3.39     26 - 68      1/25/06             AAA                  AAA
A-1A**       155,455,000.00     2        Flt      3.04      1 - 97      6/25/08             AAA                  AAA
M-1           19,100,000.00    1,2       Fxd      5.32     41 - 97      6/25/08              AA                  AA
M-2           21,700,000.00    1,2       Fxd      5.27     39 - 97      6/25/08              A                    A
B             15,306,000.00    1,2       Fxd      5.24     38 - 97      6/25/08             BBB                  BBB
----------- ---------------- -------- ----------- ------ ----------- -------------- --------------------- ------------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
**   Priced to call.

--------------------------------------------------------------------------------

Distributions:
--------------

(1) If the optional clean-up call is not exercised by the Seller, the margin on the Class A-1F and Class A-1A Certificates will double, and the pass-through rate on the Class A-2F Certificates will increase by 50 bps per annum.

(2) The pricing speed for the Mortgage Loans is 12% CPR for Sub-group 1A; 21% CPR for Sub-group 1B and 30% CPR for Loan Group 2. Together, these pricing speeds will be equivalent to 100% PPC.

(3) The Class A-1F and Class A-2F Certificates are subject to a maximum rate equal to the Group 1 Net Funds Cap. The Class A-1A Certificates are subject to a maximum rate equal to the Group 2 Net Funds Cap. The Class M-1, Class M-2 and Class B Certificates are subject to a maximum rate equal to the Pool Cap.

(4) Class M-1, Class M-2 and Class B Certificates are not expected to receive principal payments until the Stepdown Date.

--------------------------------------------------------------------------------
CONTACT: BANC OF AMERICA SECURITIES LLC

    Mortgage Trading/Syndicate (704) 386-7744   (704) 335-5904 (Fax)
    --------------------------
    Chris Hentemann            (email:  chrishe@ncmi.com)
    David Nagle                (email:  david.w.nagle@ncmi.com)
    Alex Cha                   (email:  alex.i.cha@ncmi.com)

    Mortgage Finance           (704) 388-9668(Fax)
    ----------------
    Bob Perret                 (704) 388-5934 (email: bob.j.perret@ncmi.com)
    Michael Ciuffo             (704) 388-8737 (email: michael.j.ciuffo@ncmi.com)

    Structuring
    -----------
    Vikas Garg                 (704) 388-3681 (email: vikas.garg@ncmi.com)
    Peter Faigl                (704) 388-8245 (email: peter.q.faigl@ncmi.com)
    Kirk Meyers                (704) 388-3148 (email: kirk.meyers@ncmi.com)

                               SUMMARY OF TERMS

TITLE OF SECURITIES:      C-BASS Mortgage

                          Loan

                          Asset-Backed Certificates, Series 2000-CB2

SERVICER:                 Litton Loan Servicing LP, an subsidiary of the Seller.

SELLER:                   Credit-Based Asset Servicing and Securitization LLC
                          (C-BASS)

TRUSTEE:                  The Chase Manhattan Bank

CUSTODIAN:                Bank One Trust Company, NA

RATING AGENCIES:          Standard and Poor's ("S&P") and Fitch IBCA, Inc.
                          ("Fitch")

CO-LEAD UNDERWRITERS:     Banc of America Securities LLC
                          Deutsche Bank

CO-MANAGER:               Blaylock & Partners, L.P.

SETTLEMENT DATE:          On or about June [15], 2000.

DISTRIBUTION DATES:       25th of each month, or if such day is not a business
                          day, the next succeeding business day, beginning on June 26, 2000.

RECORD DATE:              For the Offered Certificates, (other than the Class
                          A-1F and Class A-1A Certificates) the last business day in the month preceding the applicable Distribution
                          Date. For the Class A-1F Certificates and the Class
                          A-1A Certificates, the Record Date is the business day preceding the Distribution Date.

CUT-OFF DATE:             The close of business May 1, 2000.

PAYMENT DELAY: With respect to the Offered Certificates (other than the Class A-1F and Class A-1A Certificates), 24 days and with respect to the Class A-1F and Class A-1A Certificates, 0 days.

DAY COUNT: With respect to the Offered Certificates (other than the Class A-1F and Class A-1A Certificates), 30/360 and with respect to the Class A-1F and Class A-1A Certificates, Actual/360.

SERVICING FEE:            0.50% for the Group 1 and Group 2 Mortgage Loans.

TRUSTEE FEE:              0.008% of the aggregate principal balance of the
                          Mortgage Loans.

SPECIAL SERVICING FEE:    $150 per Mortgage Loans that are 90 or more days
                          delinquent, payable monthly for eighteen consecutive months commencing in the first month after the Cut-off
                          Date in which payments on such Mortgage Loans are 90 or more days delinquent, unless such Mortgage Loans become less than 90 days delinquent or is liquidated or repurchased. The Special Servicing Fee will be subordinate to cashflows to the Offered Certificates.

OPTIONAL CLEAN-UP CALL: Any Distribution Date on or after which the aggregate principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance as of the Cut-off Date ("Cut-off Balance").

DENOMINATION:             $25,000 and multiples of $1 in excess thereof.

SMMEA ELIGIBILITY:        The Offered Certificates will NOT be SMMEA eligible.

ERISA ELIGIBILITY:        The Senior Certificates may be ERISA eligible.

TAX STATUS:               The Offered Certificates will be designated as regular
                          interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

THE MORTGAGE LOAN POOL:

GROUP 1 MORTGAGE LOANS:   Consist of Mortgage Loans from Sub-group 1A and
                          Sub-group 1B.

                          SUB-GROUP 1A consist of approximately 136 fixed rate, FHA/VA insured mortgage loans with an aggregate principal balance of approximately $8,290,756.

                          SUB-GROUP 1B consist of approximately 2,298 fixed rate, conventional mortgage loans with an aggregate principal balance of approximately $186,529,700.

GROUP 2 MORTGAGE LOANS:   Consist of approximately 1,524 adjustable rate
                          mortgage loans with an aggregate principal balance of approximately $155,455,964.

INITIAL MORTGAGE POOL:    o  The collateral information presented in this term
                             sheet regarding the Mortgage Pool is as of May 1, 2000.

                          o Consists of fixed and adjustable rate , FHA/VA insured and conventional closed-end mortgage loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties.

                          o The Group 1 Mortgage Loans and Group 2 Mortgage Loans consist of Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans. Please see "Collateral Description" for additional information.

                          o For collateral statistics, please see the "Description of the Collateral" below.

CREDIT ENHANCEMENT:       CLASS A CREDIT ENHANCEMENT

                          (1) Excess cash.

                          (2) Subordination of Class M-1, Class M-2 and Class B
                              Certificates, totaling [16.02]% of the original Mortgage Loan amount and initial overcollateralization of [5.60%] of the original Mortgage Loan amount.

                          CLASS M-1, CLASS M-2 AND CLASS B CREDIT ENHANCEMENT

                          (1) Excess cash.

                          (2) Class M-1 is enhanced by [10.56%] in subordinate
                              certificates and overcollateralization initially equal to [5.60%] of the original Mortgage Loan amount.

                          (3) Class M-2 is enhanced by [4.37%] in subordinate
                              certificates and overcollateralization initially equal to [5.60%] of the original Mortgage Loan amount.

                          (4) Class B is enhanced by overcollateralization
                              initially equal to [5.60%] of the original
                              Mortgage Loan amount.

OVERCOLLATERALIZATION:    (1) Before the Stepdown Date, the
                              overcollateralization requirement is [5.60%] of the original Mortgage Loan amount.

                          (2) On and after the Stepdown Date, (assuming a
                              Trigger Event is not in effect), the
                              overcollateralization requirement is the lower of [11.20%] of the current aggregate Mortgage Loan amount and [5.60%] of the original Mortgage Loan amount.

                          (3) The overcollateralization requirement is subject
                              to a floor of [0.50%] of the original Mortgage Loan amount.

                          (4) Overcollateraization will be fully funded at
                              settlement.

MONTHLY SERVICER          ACTUARIAL LOANS
ADVANCES:
                          The Servicer is required to advance scheduled principal and interest (net of the Servicing Fee) for any delinquent Mortgage Loan until such loan becomes an REO, but is not required to make any advance which the Servicer deems to be nonrecoverable or with respect to reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act").

                          SIMPLE INTEREST LOANS

                          The Servicer is NOT required to advance scheduled principal and interest for any delinquent Mortgage Loan.

PREPAYMENT INTEREST
SHORTFALL:                For any Distribution Date, an amount equal to the
                          interest at the mortgage interest rate for such Mortgage Loan (the "Mortgage Interest Rate") (net of the related Servicing Fee) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the prior calendar month. The Servicer will not cover Prepayment
                          Interest Shortfalls on any Mortgage Loan that is subject to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                            INTEREST DISTRIBUTIONS

INTEREST ACCRUAL:         o  Interest will accrue on the Offered Certificates
                             (other than the Class A-1F, Class A-2F and Class
                             A-1A Certificates) at a rate equal to the lesser of
                             (i) the applicable pass through rate, and (ii) the Pool Cap.

                          o Interest will accrue on the Class A-1F and Class A-2F Certificates at a rate equal to the lesser of
                             (i) the applicable pass through rate and (ii) the Group 1 Net Funds Cap.

                          o Interest will accrue on the Class A-1A Certificates at a rate equal to the lesser of (i) the applicable pass through rate and (ii) the Group 2 Net Funds Cap.

                          o For any Distribution Date, except for the first accrual period, interest on the Class A-1F Certificates and the Class A-1A Certificates accrues from the last Distribution Date to the day preceding the current Distribution Date on an Actual/360 basis. The first accrual period for the Class A-1F and Class A-1A Certificates will begin on the Settlement Date and end on June 25, 2000.

                          o  The pass-through rate for the Class A-1F
                             Certificates and the Class A-1A Certificates is equal to 1 month LIBOR plus the applicable margin.

                          o For any Distribution Date, interest on the Offered Certificates (other than the Class A-1F Certificates and the Class A-1A Certificates) accrues during the calendar month prior to the current Distribution Date on a 30/360 basis.

STEP-UP COUPON:           If the optional clean-up call is not exercised
                          by the Seller, the margin on the Class A-1F
                          Certificates and the Class A-1A Certificates will double, and the pass-through rates on the Class A-2F
                          Certificates will increase by 50 bps per annum.

CLASS A-1F LIBOR          If the pass-through rate on the Class A-1F
CARRYOVER AMOUNT:         Certificates (the "Class A-1F Pass-Through Rate") is
                          reduced to the Group 1 Net Funds Cap, any interest which would have accrued at the Class A-1F
                          Pass-Through Rate but is unpaid due to the application of the Group 1 Net Funds Cap will be payable on the next Distribution Date, together with accrued interest thereon at the then current Class A-1F Pass-Through
                          Rate, to the extent of certain available funds.

CLASS A-1A LIBOR          If the pass-through rate on the Class A-1A
CARRYOVER AMOUNT:         Certificates (the "Class A-1A Pass-Through Rate") is
                          reduced to the Group 2 Net Funds Cap, any interest which would have accrued at the Class A-1A
                          Pass-Through Rate but is unpaid due to the application of the Group 2 Net Funds Cap will be payable on the next Distribution Date, together with accrued interest thereon at the then current Class A-1A Pass-Through
                          Rate, to the extent of certain available funds.

GROUP 1 NET FUNDS CAP:    The Group 1 Net Funds Cap shall equal the product of
                          (i) the average of the Mortgage Interest Rates of the Group 1 Mortgage Loans (net of the Servicing Fees and the rate at which the Trustee Fee is calculated), weighted on the basis of the related Mortgage Loan balances as of the first day of the related collection period, each, in the case of the Class A-1F
                          Certificates, expressed on the basis of an assumed
                          360-day year and the actual number of days elapsed during the related accrual period, and (ii) the pool balance divided by the aggregate certificate principal balance of the Offered Certificates.


GROUP 2 NET FUNDS CAP:    The Group 2 Net Funds Cap shall equal the product of
                          (i) the average of the Mortgage Interest Rates of the Group 2 Mortgage Loans (net of the Servicing Fee and the rate at which the Trustee Fee is calculated), weighted on the basis of the related Mortgage Loan balances as of the first day of the related collection period, each expressed on the basis of an assumed
                          360-day year and the actual number of days elapsed during the related accrual period, and (ii) the pool balance divided by the aggregate certificate principal balance of the Offered Certificates.


POOL CAP:                 The Pool Cap shall equal the product of (i) the
                          average of the Mortgage Interest Rates (net of the Servicing Fee and the rate at which the Trustee Fee is calculated), weighted on the basis of the Mortgage
                          Loan balances as of the first day of the related collection period, each, in the case of the Class A-1F and Class A-1A Certificates, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period, and (ii) the pool balance divided by the aggregate certificate principal balance of the Offered Certificates.

                           PRINCIPAL DISTRIBUTIONS

SENIOR CERTIFICATES:      Class A-1F, Class A-2F and Class A-1A Certificates.

SUBORDINATE CERTIFICATES: Class M-1, Class M-2 and Class B Certificates.

PRINCIPAL PAYMENTS:       Payments of principal to the Senior Certificates are
                          derived primarily from collections of principal on the related Mortgage Loan Group.

PRINCIPAL DISTRIBUTION    The sum of (i) all principal amounts collected or
AMOUNT:                   advanced on the Mortgage Loans during the related
                          collection period or prepayment period, as applicable, less the amount, if any, by which the overcollateralization amount for the Offered
                          Certificates exceeds the Targeted
                          Overcollateralization Amount for such Distribution
                          Date and (ii) the amount, if any, by which the Targeted Overcollateralization Amount exceeds the overcollateralization amount for such Distribution
                          Date.

SENIOR PRINCIPAL          As to (a) any Distribution Date prior to the Stepdown
DISTRIBUTION AMOUNT       Date or during the continuation of a Trigger Event,
(SENIOR PDA):             the lesser of (1) 100% of the Principal Distribution
                          Amount and (2) the aggregate certificate principal balance of the Senior Certificates, and (b) any other
                          Distribution Date the lesser of (i) the Principal
                          Distribution Amount and (ii) an amount equal to the excess, if any, of (x) the aggregate certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                          [56.76%] and (ii) the pool balance as of the last day of the related collection period and (B) the pool balance as of the last day of the related collection period minus the product of (i) approximately [0.50%] and (ii) the pool balance on the Cut-off Date.

GROUP 1 SENIOR PRINCIPAL  The Group 1 Senior Principal Distribution Amount
DISTRIBUTION AMOUNT:      ("Group 1 Senior PDA") equals the lesser of (i) the
                          Senior PDA multiplied by the Group 1 Principal
                          Percentage and (ii) the Group 1 Principal Balance of the Senior Certificates.

                          The "Group 1 Principal Percentage" equals the amount of principal collections on the Group 1 Mortgage Loans for the related collection period or prepayment period, as applicable, divided by the aggregate amount of principal collections on the Mortgage Loans for such period.

                          The "Group 1 Principal Balance" is equal to the sum of the principal balance of the Mortgage Loans in Loan Group 1.

GROUP 2 SENIOR PRINCIPAL  The Group 2 Senior Principal Distribution Amount
DISTRIBUTION AMOUNT:      ("Group 2 Senior PDA") equals the lesser of (i) the
                          Senior PDA multiplied by the Group 2 Principal
                          Percentage and (ii) the Group 2 Principal Balance of the Senior Certificates.

                          The "Group 2 Principal Percentage" equals the amount of principal collections on the Group 2 Mortgage Loans for the related collection period or prepayment period, as applicable, divided by the aggregate amount of principal collections on the Mortgage Loans for such period.

                          The "Group 2 Principal Balance" is equal to the sum of the principal balance of the Mortgage Loans in Loan Group 2.

ALLOCATION OF PRINCIPAL   Senior PDA is paid as follows:

BETWEEN THE SENIOR        1. The Group 1 Senior PDA to the Class A-1F
CERTIFICATES:                Certificates, until their certificate principal
                             balance has been reduced to zero and to Class A-2F
                             Certificates thereafter, until their certificate principal balance has been reduced to zero.

                          2. The Group 2 Senior PDA to the Class A-1A
                             Certificates, until their certificate principal balance has been reduced to zero.

CLASS M-1, CLASS M-2,     On any Distribution Date prior to the Stepdown Date or
AND CLASS B PRINCIPAL     during the continuation of a Trigger Event, any
DISTRIBUTIONS:            portion of the Principal Distribution Amount remaining
                          after the Senior Certificates have been reduced to zero will be distributed first to the Class M-1
                          Certificates, second, to the Class M-2 Certificates and third, to the Class B Certificates until their respective principal balances have been reduced to zero.

                          On any Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, any portion of the Principal Distribution Amount remaining after the Senior Principal Distribution Amount has been distributed to the Senior Certificates will be distributed to the Class M-1, Class M-2, and Class B Certificates, in that order, up to their Subordinate Principal Distribution Amounts. The "Subordinate Principal Distribution Amount" for the Class M-1, Class M-2, and Class B Certificates, respectively, is the excess, of (x) the sum of the certificate principal balance of such Class and all more senior classes of the Offered Certificates (after taking into account principal distributions to the more senior certificates) over (y) the lesser of (A) the product of the related class target credit enhancement percentage and (ii) the pool balance of the last day of the related collection period and (B) the pool balance as of the last day of the related collection period minus the product of (i) [0.50%] and (ii) the pool balance on the Cut-off Date.

              CREDIT ENHANCEMENT - SENIOR/SUBORDINATE STRUCTURE

OVERCOLLATERALIZATION:    On any Distribution Date, interest and principal
                          collections on the Mortgage Loans in excess of the amount required to make interest and principal distributions on the Offered Certificates will be applied first to cover certain shortfalls on the Senior Certificates, then to maintain the overcollateralization for the Offered Certificates and finally, to cover certain shortfalls on the Subordinate Certificates.

SUBORDINATION:            If overcollateralization is insufficient to cover
                          losses on any Mortgage Loans, those losses will be applied in reduction of the principal balances of the Subordinate Certificates, in reverse order of seniority.

CROSS-COLLATERALIZATION:  o  Interest collections on the Group 1 Mortgage Loans will be available to cover certain shortfalls on the Class A-1A Certificates.

                          o Interest collections on the Group 2 Mortgage Loans will be available to cover certain shortfalls on the Class A-1F and Class A-2F Certificates.

TARGETED                  o  Excess interest from both groups will be used to
OVERCOLLATERALIZATION        maintain the overcollateralization.
AMOUNT:

                          Prior to the Stepdown Date, [5.60%] of the aggregate initial principal balance of the Mortgage Loans. On and after the Stepdown Date, the lesser of (i) [5.60%] of the aggregate initial principal balance of the Mortgage Loans and (ii) the greater of (A) [11.20%] of the aggregate current principal balance of the Mortgage Loans and (B) [0.50%] of the aggregate initial principal balance of the Mortgage Loans.

CREDIT SUPPORT               Initial Credit Support*      After Stepdown Date*
PERCENTAGE:                  -----------------------      --------------------
                                Class        Percent       Class       Percent
                                -----        -------       -----       -------
                             A-1F,A-2F,A-1  [21.62%]   A-1F,A-2F,A-1A  [43.24%]
                             M-1            [16.16%]   M-1             [32.33%]
                             M-2             [9.97%]   M-2             [19.94%]
                             B               [5.60%]   B               [11.20%]

                          * Approximate due to rounding.

STEPDOWN DATE:            The later to occur of (x) the earlier to occur of (A)
                          the Distribution Date in June 2003 and (B) the
                          Distribution Date on which the aggregate class principal balance of the Senior Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement
                          Percentage.

TRIGGER EVENT:            Is in effect on a Distribution Date if any one or more
                          of the following conditions exist as of the last day of the immediately preceding collection period:

                          (a) The "Rolling Six Month 60+ Delinquency Percentage"
                              equals or exceeds [50%] of the Senior Enhancement Percentage; provided, that if the certificate principal balance of the Senior Certificates has been reduced to zero, a Trigger Event will have occurred if the six-month rolling average of the 60+ Day Delinquent Loans equals or exceeds [20%]; or

                          (b) [The aggregate amount of realized losses incurred
                              since the Cut-off Date through the last day of such preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:]

                          Distribution Date                          Percentage
                          -----------------                          ----------

                          June 25, 2003 to May 25, 2004              [        ]
                          June 25, 2004 to May 25, 2005              [        ]
                          June 25, 2005 to May 25, 2006              [        ]
                          June 25, 2006  and thereafter              [        ]


60+ DAY DELINQUENT LOAN:  Each Mortgage Loan with respect to which any portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date.

ROLLING SIX MONTH 60+     With respect to any Distribution Date, the average of
DAY DELINQUENT            the percentage equivalents of the fractions determined
PERCENTAGE:               for each of the six immediately preceding collection
                          periods, the numerator of each of which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent Loans as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate
                          Mortgage Loan balance as of the end of the related collection period.

                             COLLATERAL OVERVIEW

The Mortgage Pool will consist of two loan groups, Loan Group 1 and Loan Group
2. Loan Group 1 will consist of two Sub-groups (Sub-group 1A and Sub-group 1B). The Mortgage Loans in Sub-group 1A are fixed rate FHA/VA insured mortgage loans. The Mortgage Loans in Sub-group 1B are fixed rate, conventional, one- to four-family, first and second lien mortgage loans. The Mortgage Loans in Loan Group 2 are adjustable rate, one- to four-family, first lien mortgage loans. Each of Sub-group 1A, Sub-group 1B and Loan Group 2 consists of Performing Mortgage Loans, Sub-Performing Mortgage Loans and Re-Performing Mortgage Loans.

PERFORMING MORTGAGE LOANS

"Performing Mortgage Loan" is a Mortgage Loan (which might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which no payment due under the related mortgage note (or any modification thereto) prior to the Cut-off Date, is 30 days Delinquent.

A Mortgage Loan is "Delinquent," if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan. Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment on April 1, 2000 will be reported as Delinquent as of the close of business on May 1, 2000 if the Monthly Payment is not made by such time.

RE-PERFORMING MORTGAGE LOAN

A "Re-Performing Mortgage Loan" is a Mortgage Loan (that might be a Forbearance Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) which had defaulted in the past and which is currently at least 90 days Delinquent with respect to certain Regular Scheduled Payments but which satisfies one of the following criteria (the "Re-Performance Test"):

            (i) the mortgagor has made at least three aggregate Regular Scheduled Payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to February 1, 2000), or

            (ii) the mortgagor has made at least four aggregate Regular Scheduled Payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to January 1, 2000), or

            (iii) the mortgagor has made at least five aggregate Regular
                  Scheduled Payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to December 1, 1999).

SUB-PERFORMING MORTGAGE LOAN

"Sub-Performing Mortgage Loan" is a Mortgage Loan pursuant to which a payment due prior to the Cut-off Date under the terms of the related mortgage note (or any modification thereto), is at least 30 but not more than 89 days Delinquent. Certain Sub-Performing Mortgage Loans have been modified in writing and are also characterized as follows:

            (i) "Forbearance Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor must make monthly payments ("Modified Scheduled Payments") in an amount at least equal to the sum of
                  (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such mortgage loan's original amortization schedule ("Regular Scheduled Payments") plus (ii) an additional amount to be applied to pay down the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date plus the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent remaining outstanding as of the Cut-off Date.

            (ii) "Bankruptcy Plan Mortgage Loan" is a Mortgage Loan in which the related mortgagor defaulted and, after default, became the subject of a case under Title 11 of the United States Code (the "Bankruptcy Code") and, as of the Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make Modified Scheduled Payments in an amount at least equal to (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.

ARREARAGE

With respect to certain Delinquent Mortgage Loans, the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date, together with any outstanding servicing advances on such Mortgage Loans, is referred to as the "Arrearage." The Servicer has previously made advances in respect of the Arrearages. Any Arrearage shall not be included as part of the Trust Fund and, accordingly, payments with respect to Arrearage will not be payable to the Certificateholders as and when received. However, the Servicer shall be required to make servicing advances on Actuarial Loans that become a Delinquent Mortgage Loan and make advances of delinquent payments of principal and interest on Delinquent Mortgage Loans, each to the extent such advances are deemed recoverable, until such Mortgage Loans become current or REO.

FHA MORTGAGE LOANS

The FHA Mortgage Loans will be insured by the Federal Housing Administration ("FHA") of the United States Department of Housing and Urban Development ("HUD") as authorized under the National Housing Act of 1934, as amended (the "National Housing Act"), and the United States Housing Act of 1937, as amended (the "United States Housing Act"). No FHA Mortgage Loan may have an interest rate or original principal amount exceeding the applicable FHA limits at the time of origination of such FHA Mortgage Loan.

VA MORTGAGE LOANS

The VA Mortgage Loans will be partially guaranteed by The United States Department of Veterans Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended. The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has a current mortgage loan limit of $203,000, requires no down payment from the purchaser and permits the guarantee of mortgage loans of generally up to 30 years' duration. However, no VA Mortgage Loan will have an original principal amount greater than five times the amount of the related guarantee.

MORTGAGE LOAN CHARACTERISTICS

LOAN GROUP 1: SUB-GROUP 1A AND SUB-GROUP 1B

The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of May 1, 2000). The characteristics of the Mortgage Loans in the Prospectus Supplement will supercede the descriptions of the characteristics below.

Aggregate Current Principal Balance:                                               $194,820,456.08
 Average Outstanding Principal Balance:                                                 $80,041.27
 Range of Outstanding Principal Balances:                                 $1,072.39 to $468,570.72
 Average Original Principal Balance:                                                    $82,265.92
 Range of Original Principal Balances:                                    $2,400.00 to $480,000.00
 Loans with Prepayment Penalties:                                                           27.53%
 Second Liens:                                                                               3.53%
 FHA Mortgage Loans:                                                                         2.80%
 VA Mortgage Loans:                                                                          1.45%
 Sub-Prime Loans:                                                                           57.54%
 Section 32 Loans:                                                                           6.81%
 Simple Interest Loans:                                                                      3.09%
 Loans with Mortgage Insurance:                                                             28.68%

Performing Loans:                                                                           75.65%
Sub-Performing Loans:                                                                        9.18%
      Sub-Performing Loans that are Forbearance Plan Loans:                                  1.62%
      Sub-Performing Loans that are Bankruptcy Plan Loans:                                   0.60%
Re-Performing Loans:                                                                        15.17%
      Re-Performing Loans that are Forbearance Plan Loans:                                   8.56%
      Re-Performing Loans that are Bankruptcy Plan Loans:                                    5.85%

 Weighted Average Loan Rate:                                                                9.794%
 Range of Loan Rates:                                                            5.500% to 17.950%
 Weighted Average CLTV:                                                                     84.47%
 Weighted Average Original Term to Maturity:                                            316 months
 Weighted Average Remaining Term to Stated Maturity:                                    289 months
 Balloon Loans:                                                                             12.01%
 Max Zip Code Concentration (%):                                                             2.05%
 Max Zip Code Concentration (zip):                                                           11368

Geographic Concentrations in Excess of 5%:
 New York                                                                                   24.47%
 California                                                                                  9.68%
 Florida                                                                                     8.64%
 New Jersey                                                                                  6.73%
 Texas                                                                                       5.13%

Originator Concentrations in Excess of 10%:
 Golden National:                                                                           27.54%
 Ocwen:                                                                                     19.20%
 IMC:                                                                                       16.90%
 Aames:                                                                                     11.90%

MORTGAGE LOAN CHARACTERISTICS

SUB-GROUP 1A - FHA/VA

The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of May 1, 2000). The characteristics of the Mortgage Loans in the Prospectus Supplement will supercede the descriptions of the characteristics below.

Aggregate Current Principal Balance:                                             $8,290,756.21
 Average Outstanding Principal Balance:                                             $60,961.44
 Range of Outstanding Principal Balances:                             $4,131.28 to $184,896.61
 Average Original Principal Balance:                                                $68,483.79
 Range of Original Principal Balances:                               $15,400.00 to $187,680.00
 Loans with Prepayment Penalties:                                                        0.00%
 Second Liens:                                                                           0.00%
 FHA Mortgage Loans:                                                                    65.82%
 VA Mortgage Loans:                                                                     34.18%
 Sub-Prime Loans:                                                                        0.00%
 Section 32 Loans:                                                                       0.00%
 Simple Interest Loans:                                                                  0.00%
 Loans with Mortgage Insurance:                                                        100.00%

Performing Loans:                                                                       59.55%
Sub-Performing Loans:                                                                   15.29%
      Sub-Performing Loans that are Forbearance Plan Loans:                              0.53%
      Sub-Performing Loans that are Bankruptcy Plan Loans:                               3.25%
Re-Performing Loans:                                                                    25.16%
      Re-Performing Loans that are Forbearance Plan Loans:                               8.90%
      Re-Performing Loans that are Bankruptcy Plan Loans:                               11.07%

 Weighted Average Loan Rate:                                                            8.251%
 Range of Loan Rates:                                                        6.500% to 12.500%
 Weighted Average CLTV:                                                                 92.05%
 Weighted Average Original Term to Maturity:                                        355 months
 Weighted Average Remaining Term to Stated Maturity:                                283 months
Balloon Loans:                                                                           0.00%
Max Zip Code Concentration (%):                                                          2.23%
Max Zip Code Concentration (zip):                                                        94533

Geographic Concentrations in Excess of 5%:
 California                                                                             15.85%
 Texas                                                                                  11.20%
 Florida                                                                                 7.27%
 New York                                                                                6.47%
 Maryland                                                                                6.23%

Originator Concentrations in Excess of 10%:
 Mellon Bank:                                                                           52.01%

MORTGAGE LOAN CHARACTERISTICS

SUB-GROUP 1B -- FIXED, CONFORMING BALANCE

The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of May 1, 2000). The characteristics of the Mortgage Loans in the Prospectus Supplement will supercede the descriptions of the characteristics below.

Aggregate Current Principal Balance:                                      $186,529,699.87
 Average Outstanding Principal Balance:                                        $81,170.45
 Range of Outstanding Principal Balances:                        $1,072.39 to $468,570.72
 Average Original Principal Balance:                                           $83,081.57
 Range of Original Principal Balances:                           $2,400.00 to $480,000.00
 Loans with Prepayment Penalties:                                                  28.76%
 Second Liens:                                                                      3.69%
 FHA Mortgage Loans:                                                                0.00%
 VA Mortgage Loans:                                                                 0.00%
 Sub-Prime Loans:                                                                  60.10%
 Section 32 Loans:                                                                  7.11%
 Simple Interest Loans:                                                             3.22%
 Loans with Mortgage Insurance:                                                    25.52%

Performing Loans:                                                                  76.36%
Sub-Performing Loans:                                                               8.91%
      Sub-Performing Loans that are Forbearance Plan Loans:                         1.67%
      Sub-Performing Loans that are Bankruptcy Plan Loans:                          0.48%
Re-Performing Loans:                                                               14.72%
      Re-Performing Loans that are Forbearance Plan Loans:                          8.54%
      Re-Performing Loans that are Bankruptcy Plan Loans:                           5.62%

 Weighted Average Loan Rate:                                                       9.863%
 Range of Loan Rates:                                                   5.500% to 17.950%
 Weighted Average CLTV:                                                            84.13%
 Weighted Average Original Term to Maturity:                                   314 months
 Weighted Average Remaining Term to Stated Maturity:                           289 months
 Balloon Loans:                                                                    12.54%
 Max Zip Code Concentration (%):                                                    2.15%
 Max Zip Code Concentration (zip):                                                  11368

Geographic Concentrations in Excess of 5%:
 New York                                                                          25.27%
 California                                                                         9.40%
 Florida                                                                            8.71%
 New Jersey                                                                         6.90%

Originator Concentrations in Excess of 10%:
 Golden National:                                                                  28.76%
 Ocwen:                                                                            19.69%
 IMC:                                                                              17.65%
 Aames:                                                                            12.43%

MORTGAGE LOAN CHARACTERISTICS

LOAN GROUP 2 -- ARMS

The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of May 1, 2000). The characteristics of the Mortgage Loans in the Prospectus Supplement will supercede the descriptions of the characteristics below.

 Aggregate Current Principal Balance:                                           $155,455,963.64
 Average Outstanding Principal Balance:                                             $102,005.23
 Range of Outstanding Principal Balances:                              $1,989.86 to $705,102.17
 Average Original Principal Balance:                                                $104,254.48
 Range of Original Principal Balances:                                $12,000.00 to $800,000.00
 Second Liens:                                                                            0.00%
 Loans with Prepayment Penalties:                                                        55.80%
 Loans with Negative Amortization:                                                        1.65%
 Index:
     6ML                                                                                 82.21%
     1 YR CMT                                                                            11.50%
     Other                                                                                6.29%
     Fixed Rate
 Mortgage Interest Rates by Index  (ARM loans only)
     6ML                                                                                10.262%
     1 YR CMT                                                                            7.839%
     Other                                                                               7.968%
 Gross Margin Weighted Avg by Index  (ARM loans only)
     6ML                                                                                 6.039%
     1 YR CMT                                                                            2.863%
     Other                                                                               2.835%

 FHA Mortgage Loans:                                                                      0.79%
 VA Mortgage Loans:                                                                       0.04%
 Sub-Prime Loans:                                                                        96.10%
 Section 32 Loans:                                                                        5.42%
 Simple Interest Loans:                                                                   0.11%
 Loans with Mortgage Insurance:                                                          10.52%

 Performing Loans:                                                                       73.16%
 Sub-Performing Loans:                                                                    9.09%
      Sub-Performing Loans that are Forbearance Plan Loans:                               1.33%
      Sub-Performing Loans that are Bankruptcy Plan Loans:                                0.42%
 Re-Performing Loans:                                                                    17.75%
      Re-Performing Loans that are Forbearance Plan Loans:                                8.72%
      Re-Performing Loans that are Bankruptcy Plan Loans:                                 8.57%

 Weighted Average Loan Rate:                                                             9.839%
 Range of Loan Rates:                                                         4.250% to 16.500%
 Weighted Average CLTV:                                                                  78.89%
 Weighted Average Original Term to Maturity:                                         358 months
 Weighted Average Remaining Term to Stated Maturity:                                 331 months

MORTGAGE LOAN CHARACTERISTICS

LOAN GROUP 2 -- ARMS CONTINUED

 For the ARM loans only:
 Weighted Average Maximum Loan Rate:                                                   15.891%
   Range of Maximum Loan Rates:                                              9.500% to 28.410%
 Weighted Average Minimum Loan Rate:                                                    8.157%
    Range of Minimum Loan Rates:                                             0.000% to 16.020%
 Weighted Average Initial Rate Adjustment Cap:                                          2.409%
    Range of Initial Rate Adjustment Caps:                                    0.000% to 6.500%
 Weighted Average Periodic Rate Adjustment Cap:                                         2.383%
    Range of Periodic Rate Adjustment Caps:                                   0.000% to 6.000%
 Weighted Average Months to Next Roll:                                             15.3 months
    Range of Months to Next Roll:                                        1 month to 100 months
 Weighted Average Interest Roll Frequency:                                        7.107 months

 Max Zip Code Concentration (%):                                                         0.92%
 Max Zip Code Concentration (zip):                                                       90036

 Geographic Concentrations in Excess of 5%:
  California                                                                            19.20%
  Florida                                                                                7.66%
  New Jersey                                                                             6.48%
  Illinois                                                                               5.51%
  New York                                                                               5.30%
  Ohio                                                                                   5.03%

 Originator Concentration in Excess of 10%:
  Aames:                                                                                42.12%
  Ocwen:                                                                                28.50%
  IMC:                                                                                  10.74%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1

PRINCIPAL BALANCE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         PRINCIPAL BALANCE ($)             MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING
       $.01 to     50,000.00                     980            $30,765,636.39                  15.79%
 $50,000.01 to    100,000.00                     852             59,915,886.37                  30.75
$100,000.01 to    150,000.00                     293             35,841,639.46                  18.40
$150,000.01 to    200,000.00                     148             25,745,318.73                  13.21
$200,000.01 to    250,000.00                      84             18,795,600.76                   9.65
$250,000.01 to    300,000.00                      44             11,991,650.61                   6.16
$300,000.01 to    350,000.00                      19              6,128,256.36                   3.15
$350,000.01 to    400,000.00                       9              3,444,086.46                   1.77
$400,000.01 to    450,000.00                       4              1,723,810.22                   0.88
$450,000.01 to    500,000.00                       1                468,570.72                   0.24
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,434           $194,820,456.08                 100.00%

ORIGINAL TERM

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         ORIGINAL TERM (MONTHS)            MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING
                25 to 36                           1                $10,292.06                   0.01%
                37 to 60                           5                243,179.94                   0.12
                61 to 84                           6                138,663.21                   0.07
               85 to 120                          61              1,558,117.35                   0.80
               121 to 180                        678             37,676,675.67                  19.34
               181 to 240                        163              8,305,615.39                   4.26
               241 to 300                         68              4,417,078.59                   2.27
               301 to 360                      1,445            141,977,970.93                  72.88
            Greater than 360                       7                492,862.94                   0.25
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,434           $194,820,456.08                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1

PROPERTY TYPE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
             PROPERTY TYPE                 MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING
Single Family                                  2,042           $154,433,874.58                  79.27%
2-Family                                         140             21,506,019.06                  11.04
Condominium                                       55              3,826,365.58                   1.96
Townhouse                                         51              2,820,271.62                   1.45
PUD                                               24              2,634,866.84                   1.35
3-Family                                          15              2,360,642.34                   1.21
Mobile Home                                       45              2,070,727.12                   1.06
Manufactured                                      30              1,913,074.28                   0.98
4-Family                                           9              1,454,084.66                   0.75
Multi-Family                                      11                807,897.50                   0.41
Low Rise Condominium                               5                462,055.31                   0.24
High Rise Condominium                              5                441,167.14                   0.23
PUD - Attached                                     1                 66,611.48                   0.03
Mixed Use                                          1                 22,798.57                   0.01
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,434           $194,820,456.08                 100.00%

OCCUPANCY

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
            OCCUPANCY STATUS               MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING
Primary                                        2,286           $186,466,207.13                  95.71%
Investor                                         116              6,636,680.01                   3.41
Secondary                                         32              1,717,568.94                   0.88
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,434           $194,820,456.08                 100.00%

PURPOSE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
                PURPOSE                    MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING
Purchase                                       1,131           $103,709,011.51                  53.23%
Equity Refinance                                 996             67,600,036.59                  34.70
Rate/Term Refinance                              301             22,747,284.75                  11.68
Unknown                                            5                439,162.21                   0.23
Construction                                       1                324,961.02                   0.17
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,434           $194,820,456.08                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1

CURRENT LOAN RATE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         CURRENT LOAN RATE (%)             MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING
 5.001% to  5.500%                                 3               $285,387.16                   0.15%
 5.501% to  6.000%                                 8                523,810.63                   0.27
 6.001% to  6.500%                                 9                859,242.67                   0.44
 6.501% to  7.000%                                29              1,940,021.20                   1.00
 7.001% to  7.500%                                47              4,824,655.83                   2.48
 7.501% to  8.000%                               147             12,785,491.17                   6.56
 8.001% to  8.500%                               204             18,461,139.46                   9.48
 8.501% to  9.000%                               268             31,388,223.09                  16.11
 9.001% to  9.500%                               245             28,576,083.28                  14.67
 9.501% to 10.000%                               332             28,842,492.03                  14.80
10.001% to 10.500%                               205             14,777,740.54                   7.59
10.501% to 11.000%                               215             15,232,971.29                   7.82
11.001% to 11.500%                               160              9,671,896.01                   4.96
11.501% to 12.000%                               168              9,181,967.24                   4.71
12.001% to 12.500%                                95              5,064,585.39                   2.60
12.501% to 13.000%                               104              5,010,140.52                   2.57
13.001% to 13.500%                                51              2,369,685.76                   1.22
13.501% to 14.000%                                52              1,868,927.25                   0.96
14.001% to 14.500%                                22                900,678.96                   0.46
14.501% to 15.000%                                30              1,041,065.89                   0.53
15.001% to 15.500%                                17                590,423.33                   0.30
15.501% to 16.000%                                14                335,851.79                   0.17
16.001% to 16.500%                                 4                144,056.43                   0.07
16.501% to 17.000%                                 2                 82,017.27                   0.04
17.501% to 18.000%                                 3                 61,901.89                   0.03
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,434           $194,820,456.08                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1

ORIGINAL LOAN-TO-VALUE RATIO

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
    ORIGINAL LOAN-TO-VALUE RATIO (%)       MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING
  0.00% to   10.00%                                1                $38,166.18                   0.02%
 10.01% to   20.00%                                7                124,593.15                   0.06
 20.01% to   30.00%                               19                646,795.93                   0.33
 30.01% to   40.00%                               22              1,522,724.86                   0.78
 40.01% to   50.00%                               43              2,423,067.70                   1.24
 50.01% to   60.00%                               80              3,690,342.21                   1.89
 60.01% to   70.00%                              228             14,609,998.64                   7.50
 70.01% to   80.00%                              556             43,625,474.36                  22.39
 80.01% to   90.00%                              562             44,045,629.71                  22.61
 90.01% to  100.00%                              713             70,054,854.83                  35.96
100.01% to  110.00%                              152             10,675,709.10                   5.48
110.01% to  120.00%                               42              2,790,453.84                   1.43
120.01% to  130.00%                                8                497,631.13                   0.26
130.01% to  140.00%                                1                 75,014.44                   0.04
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,434           $194,820,456.08                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1

STATE OR TERRITORY

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
          STATE OR TERRITORY               MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING
New York                                         298            $47,672,514.35                  24.47%
California                                       177             18,849,710.55                   9.68
Florida                                          253             16,841,750.83                   8.64
New Jersey                                       122             13,119,677.29                   6.73
Texas                                            193              9,989,180.57                   5.13
Pennsylvania                                     143              8,426,743.59                   4.33
Ohio                                             102              6,246,771.88                   3.21
Illinois                                          79              6,107,832.16                   3.14
North Carolina                                    92              6,082,120.56                   3.12
Michigan                                         113              5,869,184.42                   3.01
Georgia                                           82              4,724,126.93                   2.42
Connecticut                                       42              3,707,614.93                   1.90
Tennessee                                         57              3,642,570.75                   1.87
Indiana                                           70              3,321,310.49                   1.70
South Carolina                                    53              3,040,173.14                   1.56
Hawaii                                            14              2,970,952.67                   1.52
Massachusetts                                     32              2,829,839.72                   1.45
Maryland                                          46              2,758,073.74                   1.42
Washington                                        30              2,357,328.43                   1.21
Louisiana                                         36              1,995,552.41                   1.02
Virginia                                          25              1,968,027.36                   1.01
Colorado                                          25              1,847,375.45                   0.95
Arizona                                           29              1,625,243.37                   0.83
Oklahoma                                          35              1,582,803.48                   0.81
Missouri                                          35              1,492,450.74                   0.77
Alabama                                           24              1,172,556.34                   0.60
Utah                                              15              1,094,084.01                   0.56
Oregon                                             8              1,089,209.93                   0.56
Delaware                                          18              1,009,027.08                   0.52
Minnesota                                         13              1,005,473.95                   0.52
Wisconsin                                         14                976,528.90                   0.50
Kentucky                                          20                974,185.99                   0.50
New Mexico                                        12                960,361.50                   0.49
Mississippi                                       22                906,122.00                   0.47
Arkansas                                          16                820,854.29                   0.42
Nevada                                             8                758,277.22                   0.39
Kansas                                             9                649,355.02                   0.33
Iowa                                               8                632,753.25                   0.32
Idaho                                              7                569,142.58                   0.29
Rhode Island                                       8                532,320.05                   0.27
Nebraska                                          12                531,930.65                   0.27
District of Columbia                               7                529,034.51                   0.27
New Hampshire                                      7                524,254.57                   0.27
Montana                                            5                240,825.02                   0.12
Puerto Rico                                        5                235,090.08                   0.12
Maine                                              4                168,006.07                   0.09
West Virginia                                      4                161,100.34                   0.08
Wyoming                                            2                 82,824.66                   0.04
Vermont                                            1                 67,363.89                   0.03
South Dakota                                       2                 60,844.37                   0.03
                                        ----------------------------------------------------------------------------
                 TOTAL                         2,434           $194,820,456.08                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1

DOCUMENTATION

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
          DOCUMENTATION LEVEL              MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING
Full Documentation                             1,399           $106,465,340.31                  54.65%
Stated Income                                    298             37,887,431.60                  19.45
Missing Documentation                            238             15,486,280.98                   7.95
Alternate Documentation                          178             13,098,539.33                   6.72
Limited Documentation                            150             12,225,943.64                   6.28
No Documentation                                 163              8,854,182.65                   4.54
Streamlined Documentation                          8                802,737.57                   0.41
                                        ----------------------------------------------------------------------------
                 TOTAL                         2,434           $194,820,456.08                 100.00%

PERFORMANCE STATUS

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
                STATUS                     MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING
Current                                        1,695           $147,380,458.49                  75.65%
Re-performing                                    454             29,550,851.12                  15.17
30 Days Past Due                                 242             15,609,903.39                   8.01
60 Days Past Due                                  43              2,279,243.08                   1.17
                                        ----------------------------------------------------------------------------
                 TOTAL                         2,434           $194,820,456.08                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 1

ORIGINATOR

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
              ORIGINATOR                   MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 1 OUTSTANDING
Golden National                                  312            $53,646,377.61                  27.54%
Ocwen                                            556             37,399,869.45                  19.20
IMC                                              485             32,916,673.07                  16.90
Aames                                            313             23,177,112.93                  11.90
Unknown                                          121              9,132,400.93                   4.69
Nations Bank                                     146              8,447,869.20                   4.34
Conti                                            119              5,773,082.01                   2.96
South Plains                                     134              5,636,339.91                   2.89
Mellon Bank                                       87              4,311,664.22                   2.21
Long Beach                                        26              3,603,947.26                   1.85
Equicredit                                        43              3,590,833.51                   1.84
Equivantage                                       41              2,850,823.99                   1.46
Option One                                        31              2,432,516.81                   1.25
GMAC                                              18              1,792,806.90                   0.92
Crossland                                          2                108,138.28                   0.06
                                        ----------------------------------------------------------------------------
                 TOTAL                         2,434           $194,820,456.08                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  SUB-GROUP 1A

PRINCIPAL BALANCE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         PRINCIPAL BALANCE ($)             MORTGAGE LOANS        OUTSTANDING           SUB-GROUP 1A OUTSTANDING
       $.01 to     50,000.00                      51             $1,126,695.60                  13.59%
 $50,000.01 to    100,000.00                      68              4,871,000.74                  58.75
$100,000.01 to    150,000.00                      12              1,446,708.91                  17.45
$150,000.01 to    200,000.00                       5                846,350.96                  10.21
                                         ---------------------------------------------------------------------------
                 TOTAL                           136             $8,290,756.21                 100.00%

ORIGINAL TERM

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         ORIGINAL TERM (MONTHS)            MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1A OUTSTANDING
               121 to 180                          3                $68,882.34                   0.83%
               181 to 240                          2                149,340.67                   1.80
               241 to 300                          1                 80,481.83                   0.97
               301 to 360                        130              7,992,051.37                  96.40
                                         ---------------------------------------------------------------------------
                 TOTAL                           136             $8,290,756.21                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  SUB-GROUP 1A

PROPERTY TYPE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
             PROPERTY TYPE                 MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1A OUTSTANDING
Single Family                                    128             $7,627,723.53                  92.00%
Condominium                                        3                239,677.20                   2.89
3-Family                                           1                179,451.39                   2.16
PUD                                                1                100,204.01                   1.21
Multi-Family                                       1                 98,909.80                   1.19
Townhouse                                          1                 27,490.90                   0.33
2-Family                                           1                 17,299.38                   0.21
                                         ---------------------------------------------------------------------------
                 TOTAL                           136             $8,290,756.21                 100.00%

OCCUPANCY

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
            OCCUPANCY STATUS               MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1A OUTSTANDING
Primary                                          134             $8,191,978.83                  98.81%
Investor                                           2                 98,777.38                   1.19
                                         ---------------------------------------------------------------------------
                 TOTAL                           136             $8,290,756.21                 100.00%

PURPOSE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
                PURPOSE                    MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1A OUTSTANDING
Purchase                                         119             $6,923,729.88                  83.51%
Rate/Term Refinance                               16              1,328,833.14                  16.03
Equity Refinance                                   1                 38,193.19                   0.46
                                         ---------------------------------------------------------------------------
                 TOTAL                           136             $8,290,756.21                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  SUB-GROUP 1A

CURRENT LOAN RATE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         CURRENT LOAN RATE (%)             MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1A OUTSTANDING
  6.001% to  6.500%                                2               $217,064.36                   2.62%
  6.501% to  7.000%                                1                164,734.88                   1.99
  7.001% to  7.500%                                7                691,568.53                   8.34
  7.501% to  8.000%                               50              3,003,499.82                  36.23
  8.001% to  8.500%                               57              3,066,395.17                  36.99
  8.501% to  9.000%                               10                622,171.70                   7.50
  9.001% to  9.500%                                5                400,687.96                   4.83
  9.501% to 10.000%                                1                 57,929.35                   0.70
 10.501% to 11.000%                                2                 31,622.18                   0.38
 12.001% to 12.500%                                1                 35,082.26                   0.42
                                         ---------------------------------------------------------------------------
                 TOTAL                           136             $8,290,756.21                 100.00%

ORIGINAL LOAN-TO-VALUE RATIO

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
    ORIGINAL LOAN-TO-VALUE RATIO (%)       MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1A OUTSTANDING
 60.01% to   70.00%                                1                $13,242.99                   0.16%
 70.01% to   80.00%                                1                 54,201.75                   0.65
 80.01% to   90.00%                                7                214,799.52                   2.59
 90.01% to  100.00%                               81              4,411,076.35                  53.20
100.01% to  110.00%                               43              3,381,505.61                  40.79
110.01% to  120.00%                                2                140,915.55                   1.70
130.01% to  140.00%                                1                 75,014.44                   0.90
                                         ---------------------------------------------------------------------------
                 TOTAL                           136             $8,290,756.21                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  SUB-GROUP 1A

STATE OR TERRITORY

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
          STATE OR TERRITORY               MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1A OUTSTANDING
California                                        17             $1,313,741.72                  15.85%
Texas                                             29                928,954.15                  11.20
Florida                                           12                602,386.68                   7.27
New York                                           5                536,080.19                   6.47
Maryland                                           5                516,169.21                   6.23
Pennsylvania                                       6                405,022.27                   4.89
Georgia                                            6                368,677.52                   4.45
Arizona                                            5                355,026.45                   4.28
Missouri                                           6                335,300.87                   4.04
Tennessee                                          4                316,085.79                   3.81
New Jersey                                         4                257,127.43                   3.10
Indiana                                            3                252,392.39                   3.04
North Carolina                                     4                250,567.17                   3.02
Delaware                                           3                226,099.15                   2.73
Virginia                                           3                212,475.22                   2.56
Illinois                                           3                203,136.89                   2.45
Ohio                                               4                177,702.19                   2.14
Michigan                                           3                170,118.91                   2.05
Minnesota                                          2                144,845.60                   1.75
Oklahoma                                           3                132,718.52                   1.60
Louisiana                                          2                129,338.18                   1.56
District of Columbia                               1                 98,909.80                   1.19
South Carolina                                     1                 76,939.84                   0.93
Nevada                                             1                 76,901.72                   0.93
Kentucky                                           1                 76,303.90                   0.92
Arkansas                                           1                 68,844.96                   0.83
Washington                                         2                 58,889.49                   0.71
                                        ----------------------------------------------------------------------------
                 TOTAL                           136             $8,290,756.21                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  SUB-GROUP 1A

DOCUMENTATION

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
          DOCUMENTATION LEVEL              MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1A OUTSTANDING
Full Documentation                               126             $7,624,224.83                  91.96%
Limited Documentation                              4                290,829.95                   3.51
Missing Documentation                              3                225,211.98                   2.72
Alternate Documentation                            3                150,489.45                   1.82
                                        ----------------------------------------------------------------------------
                 TOTAL                           136             $8,290,756.21                 100.00%

PERFORMANCE STATUS

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
                STATUS                     MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1A OUTSTANDING
Current                                           84             $4,937,367.43                  59.55%
Re-performing                                     27              2,085,739.49                  25.16
30 Days Past Due                                  25              1,267,649.29                  15.29
                                        ----------------------------------------------------------------------------
                 TOTAL                           136             $8,290,756.21                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  SUB-GROUP 1B

PRINCIPAL BALANCE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         PRINCIPAL BALANCE ($)             MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1B OUTSTANDING
       $.01 to     50,000.00                     929            $29,638,940.79                  15.89%
 $50,000.01 to    100,000.00                     784             55,044,885.63                  29.51
$100,000.01 to    150,000.00                     281             34,394,930.55                  18.44
$150,000.01 to    200,000.00                     143             24,898,967.77                  13.35
$200,000.01 to    250,000.00                      84             18,795,600.76                  10.08
$250,000.01 to    300,000.00                      44             11,991,650.61                   6.43
$300,000.01 to    350,000.00                      19              6,128,256.36                   3.29
$350,000.01 to    400,000.00                       9              3,444,086.46                   1.85
$400,000.01 to    450,000.00                       4              1,723,810.22                   0.92
$450,000.01 to    500,000.00                       1                468,570.72                   0.25
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,298           $186,529,699.87                 100.00%

ORIGINAL TERM

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         ORIGINAL TERM (MONTHS)            MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1B OUTSTANDING
                25 to 36                           1                $10,292.06                   0.01%
                37 to 60                           5                243,179.94                   0.13
                61 to 84                           6                138,663.21                   0.07
               85 to 120                          61              1,558,117.35                   0.84
               121 to 180                        675             37,607,793.33                  20.16
               181 to 240                        161              8,156,274.72                   4.37
               241 to 300                         67              4,336,596.76                   2.32
               301 to 360                      1,315            133,985,919.56                  71.83
            Greater than 360                       7                492,862.94                   0.26
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,298           $186,529,699.87                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  SUB-GROUP 1B

PROPERTY TYPE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
             PROPERTY TYPE                 MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1B OUTSTANDING
Single Family                                  1,914           $146,806,151.05                  78.70%
2-Family                                         139             21,488,719.68                  11.52
Condominium                                       52              3,586,688.38                   1.92
Townhouse                                         50              2,792,780.72                   1.50
PUD                                               23              2,534,662.83                   1.36
3-Family                                          14              2,181,190.95                   1.17
Mobile Home                                       45              2,070,727.12                   1.11
Manufactured                                      30              1,913,074.28                   1.03
4-Family                                           9              1,454,084.66                   0.78
Multi-Family                                      10                708,987.70                   0.38
Low Rise Condominium                               5                462,055.31                   0.25
High Rise Condominium                              5                441,167.14                   0.24
PUD - Attached                                     1                 66,611.48                   0.04
Mixed Use                                          1                 22,798.57                   0.01
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,298           $186,529,699.87                 100.00%

OCCUPANCY

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
            OCCUPANCY STATUS               MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1B OUTSTANDING
Primary                                        2,152           $178,274,228.30                  95.57%
Investor                                         114              6,537,902.63                   3.51
Secondary                                         32              1,717,568.94                   0.92
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,298           $186,529,699.87                 100.00%

PURPOSE

                                                              PRINCIPAL BALANCE            % OF AGGREGATE
                                              NUMBER OF          OUTSTANDING            PRINCIPLE BALANCE OF
                PURPOSE                    MORTGAGE LOANS                             SUB-GROUP 1B OUTSTANDING
Purchase                                       1,012            $96,785,281.63                  51.89%
Equity Refinance                                 995             67,561,843.40                  36.22
Rate/Term Refinance                              285             21,418,451.61                  11.48
Unknown                                            5                439,162.21                   0.24
Construction                                       1                324,961.02                   0.17
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,298           $186,529,699.87                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  SUB-GROUP 1B

CURRENT LOAN RATE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         CURRENT LOAN RATE (%)             MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1B OUTSTANDING
 5.001% to  5.500%                                 3               $285,387.16                   0.15%
 5.501% to  6.000%                                 8                523,810.63                   0.28
 6.001% to  6.500%                                 7                642,178.31                   0.34
 6.501% to  7.000%                                28              1,775,286.32                   0.95
 7.001% to  7.500%                                40              4,133,087.30                   2.22
 7.501% to  8.000%                                97              9,781,991.35                   5.24
 8.001% to  8.500%                               147             15,394,744.29                   8.25
 8.501% to  9.000%                               258             30,766,051.39                  16.49
 9.001% to  9.500%                               240             28,175,395.32                  15.11
 9.501% to 10.000%                               331             28,784,562.68                  15.43
10.001% to 10.500%                               205             14,777,740.54                   7.92
10.501% to 11.000%                               213             15,201,349.11                   8.15
11.001% to 11.500%                               160              9,671,896.01                   5.19
11.501% to 12.000%                               168              9,181,967.24                   4.92
12.001% to 12.500%                                94              5,029,503.13                   2.70
12.501% to 13.000%                               104              5,010,140.52                   2.69
13.001% to 13.500%                                51              2,369,685.76                   1.27
13.501% to 14.000%                                52              1,868,927.25                   1.00
14.001% to 14.500%                                22                900,678.96                   0.48
14.501% to 15.000%                                30              1,041,065.89                   0.56
15.001% to 15.500%                                17                590,423.33                   0.32
15.501% to 16.000%                                14                335,851.79                   0.18
16.001% to 16.500%                                 4                144,056.43                   0.08
16.501% to 17.000%                                 2                 82,017.27                   0.04
17.501% to 18.000%                                 3                 61,901.89                   0.03
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,298           $186,529,699.87                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  SUB-GROUP 1B

ORIGINAL LOAN-TO-VALUE RATIO

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
    ORIGINAL LOAN-TO-VALUE RATIO (%)       MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1B OUTSTANDING
  0.00% to   10.00%                                1                $38,166.18                   0.02%
 10.01% to   20.00%                                7                124,593.15                   0.07
 20.01% to   30.00%                               19                646,795.93                   0.35
 30.01% to   40.00%                               22              1,522,724.86                   0.82
 40.01% to   50.00%                               43              2,423,067.70                   1.30
 50.01% to   60.00%                               80              3,690,342.21                   1.98
 60.01% to   70.00%                              227             14,596,755.65                   7.83
 70.01% to   80.00%                              555             43,571,272.61                  23.36
 80.01% to   90.00%                              555             43,830,830.19                  23.50
 90.01% to  100.00%                              632             65,643,778.48                  35.19
100.01% to  110.00%                              109              7,294,203.49                   3.91
110.01% to  120.00%                               40              2,649,538.29                   1.42
120.01% to  130.00%                                8                497,631.13                   0.27
                                         ---------------------------------------------------------------------------
                 TOTAL                         2,298           $186,529,699.87                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  SUB-GROUP 1B

STATE OR TERRITORY

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
          STATE OR TERRITORY               MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1B OUTSTANDING
New York                                         293            $47,136,434.16                  25.27%
California                                       160             17,535,968.83                   9.40
Florida                                          241             16,239,364.15                   8.71
New Jersey                                       118             12,862,549.86                   6.90
Texas                                            164              9,060,226.42                   4.86
Pennsylvania                                     137              8,021,721.32                   4.30
Ohio                                              98              6,069,069.69                   3.25
Illinois                                          76              5,904,695.27                   3.17
North Carolina                                    88              5,831,553.39                   3.13
Michigan                                         110              5,699,065.51                   3.06
Georgia                                           76              4,355,449.41                   2.33
Connecticut                                       42              3,707,614.93                   1.99
Tennessee                                         53              3,326,484.96                   1.78
Indiana                                           67              3,068,918.10                   1.65
Hawaii                                            14              2,970,952.67                   1.59
South Carolina                                    52              2,963,233.30                   1.59
Massachusetts                                     32              2,829,839.72                   1.52
Washington                                        28              2,298,438.94                   1.23
Maryland                                          41              2,241,904.53                   1.20
Louisiana                                         34              1,866,214.23                   1.00
Colorado                                          25              1,847,375.45                   0.99
Virginia                                          22              1,755,552.14                   0.94
Oklahoma                                          32              1,450,084.96                   0.78
Arizona                                           24              1,270,216.92                   0.68
Alabama                                           24              1,172,556.34                   0.63
Missouri                                          29              1,157,149.87                   0.62
Utah                                              15              1,094,084.01                   0.59
Oregon                                             8              1,089,209.93                   0.58
Wisconsin                                         14                976,528.90                   0.52
New Mexico                                        12                960,361.50                   0.51
Mississippi                                       22                906,122.00                   0.49
Kentucky                                          19                897,882.09                   0.48
Minnesota                                         11                860,628.35                   0.46
Delaware                                          15                782,927.93                   0.42
Arkansas                                          15                752,009.33                   0.40
Nevada                                             7                681,375.50                   0.37
Kansas                                             9                649,355.02                   0.35
Iowa                                               8                632,753.25                   0.34
Idaho                                              7                569,142.58                   0.31
Rhode Island                                       8                532,320.05                   0.29
Nebraska                                          12                531,930.65                   0.29
New Hampshire                                      7                524,254.57                   0.28
District of Columbia                               6                430,124.71                   0.23
Montana                                            5                240,825.02                   0.13
Puerto Rico                                        5                235,090.08                   0.13
Maine                                              4                168,006.07                   0.09
West Virginia                                      4                161,100.34                   0.09
Wyoming                                            2                 82,824.66                   0.04
Vermont                                            1                 67,363.89                   0.04
South Dakota                                       2                 60,844.37                   0.03
                                        ----------------------------------------------------------------------------
                 TOTAL                         2,298           $186,529,699.87                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  SUB-GROUP 1B

DOCUMENTATION

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
          DOCUMENTATION LEVEL              MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1B OUTSTANDING
Full Documentation                             1,273            $98,841,115.48                  52.99%
Stated Income                                    298             37,887,431.60                  20.31
Missing Documentation                            235             15,261,069.00                   8.18
Alternate Documentation                          175             12,948,049.88                   6.94
Limited Documentation                            146             11,935,113.69                   6.40
No Documentation                                 163              8,854,182.65                   4.75
Streamlined Documentation                          8                802,737.57                   0.43
                                        ----------------------------------------------------------------------------
                 TOTAL                         2,298           $186,529,699.87                 100.00%

PERFORMANCE STATUS

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
                STATUS                     MORTGAGE LOANS        OUTSTANDING          SUB-GROUP 1B OUTSTANDING
Current                                        1,611           $142,443,091.06                  76.36%
Re-performing                                    427             27,465,111.63                  14.72
30 Days Past Due                                 217             14,342,254.10                   7.69
60 Days Past Due                                  43              2,279,243.08                   1.22
                                        ----------------------------------------------------------------------------
                 TOTAL                         2,298           $186,529,699.87                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2

PRINCIPAL BALANCE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         PRINCIPAL BALANCE ($)             MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
       $.01 to     50,000.00                     357            $12,936,332.87                   8.32%
 $50,000.01 to    100,000.00                     605             43,792,833.78                  28.17
$100,000.01 to    150,000.00                     309             37,688,312.51                  24.24
$150,000.01 to    200,000.00                     100             17,088,671.54                  10.99
$200,000.01 to    250,000.00                      71             15,855,436.63                  10.20
$250,000.01 to    300,000.00                      37             10,087,619.84                   6.49
$300,000.01 to    350,000.00                      17              5,495,037.65                   3.53
$350,000.01 to    400,000.00                       8              3,004,924.24                   1.93
$400,000.01 to    450,000.00                       7              2,965,889.04                   1.91
$450,000.01 to    500,000.00                      11              5,311,157.57                   3.42
$500,000.01 to    550,000.00                       1                524,645.80                   0.34
$700,000.01 to    750,000.00                       1                705,102.17                   0.45
                                         ---------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

ORIGINAL TERM

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         ORIGINAL TERM (MONTHS)            MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
                61 to 84                           2               $167,557.61                   0.11%
               121 to 180                         27              1,448,997.65                   0.93
               181 to 240                         11                673,077.66                   0.43
               241 to 300                          3                294,119.57                   0.19
               301 to 360                      1,474            152,005,155.07                  97.78
            Greater than 360                       7                867,056.08                   0.56
                                         ---------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2

PROPERTY TYPE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
             PROPERTY TYPE                 MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
Single Family                                  1,260           $128,557,729.24                  82.70%
2-Family                                          66              6,411,770.75                   4.12
PUD                                               35              6,362,191.64                   4.09
Condominium                                       67              5,755,060.82                   3.70
Townhouse                                         22              1,996,817.29                   1.28
3-Family                                          14              1,730,974.78                   1.11
4-Family                                          12              1,300,229.53                   0.84
Mobile Home                                       20              1,145,937.59                   0.74
Manufactured                                      12                852,978.49                   0.55
High Rise Condominium                              4                557,152.14                   0.36
Low Rise Condominium                               9                523,530.26                   0.34
PUD - Attached                                     1                132,264.64                   0.09
Multi-Family                                       2                129,326.47                   0.08
                                         ---------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

OCCUPANCY

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
            OCCUPANCY STATUS               MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
Primary                                        1,412           $148,183,958.41                  95.32%
Investor                                         105              6,798,513.10                   4.37
Secondary                                          7                473,492.13                   0.30
                                         ---------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

PURPOSE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
                PURPOSE                    MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
Equity Refinance                                 683            $71,993,185.27                  46.31%
Purchase                                         598             58,653,010.57                  37.73
Rate/Term Refinance                              235             23,845,315.41                  15.34
Construction                                       6                814,587.05                   0.52
Unknown                                            2                149,865.34                   0.10
                                         ---------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2

CURRENT LOAN RATE

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         CURRENT LOAN RATE (%)             MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
 4.001% to  4.500%                                 2               $292,441.24                   0.19%
 4.501% to  5.000%                                 1                 86,873.26                   0.06
 5.001% to  5.500%                                 2                112,038.92                   0.07
 5.501% to  6.000%                                11              1,277,917.85                   0.82
 6.001% to  6.500%                                10                945,604.06                   0.61
 6.501% to  7.000%                                26              3,028,003.08                   1.95
 7.001% to  7.500%                                50              5,852,539.88                   3.76
 7.501% to  8.000%                               101             13,484,675.66                   8.67
 8.001% to  8.500%                               100             14,397,216.91                   9.26
 8.501% to  9.000%                               110             13,923,390.36                   8.96
 9.001% to  9.500%                               131             16,104,144.80                  10.36
 9.501% to 10.000%                               164             17,439,438.60                  11.22
10.001% to 10.500%                               153             16,836,197.14                  10.83
10.501% to 11.000%                               169             15,540,678.77                  10.00
11.001% to 11.500%                               138             11,956,584.67                   7.69
11.501% to 12.000%                               102              7,478,087.83                   4.81
12.001% to 12.500%                                78              5,277,170.19                   3.39
12.501% to 13.000%                                68              5,302,836.11                   3.41
13.001% to 13.500%                                37              2,236,373.95                   1.44
13.501% to 14.000%                                28              1,874,537.75                   1.21
14.001% to 14.500%                                17                991,217.12                   0.64
14.501% to 15.000%                                10                393,916.28                   0.25
15.001% to 15.500%                                 8                310,259.84                   0.20
15.501% to 16.000%                                 6                259,474.43                   0.17
16.001% to 16.500%                                 2                 54,344.94                   0.03
                                         ---------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2

ORIGINAL LOAN-TO-VALUE RATIO

                                                                                           % OF AGGREGATE
                                              NUMBER OF       PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
    ORIGINAL LOAN-TO-VALUE RATIO (%)       MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
 10.01% to   20.00%                                2                $63,427.71                   0.04%
 20.01% to   30.00%                                3                177,905.11                   0.11
 30.01% to   40.00%                               12              1,235,229.64                   0.79
 40.01% to   50.00%                               33              1,746,319.82                   1.12
 50.01% to   60.00%                               62              4,166,128.74                   2.68
 60.01% to   70.00%                              266             20,661,648.18                  13.29
 70.01% to   80.00%                              609             67,030,476.29                  43.12
 80.01% to   90.00%                              307             35,403,287.78                  22.77
 90.01% to  100.00%                              167             18,233,325.89                  11.73
100.01% to  110.00%                               46              4,676,854.91                   3.01
110.01% to  120.00%                               13              1,595,246.27                   1.03
120.01% to  130.00%                                4                466,113.30                   0.30
                                         ---------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2

STATE OR TERRITORY

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
          STATE OR TERRITORY               MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
California                                       166            $29,846,127.31                  19.20%
Florida                                          141             11,908,986.46                   7.66
New Jersey                                        75             10,075,223.10                   6.48
Illinois                                          83              8,568,426.82                   5.51
New York                                          60              8,239,361.44                   5.30
Ohio                                             105              7,814,036.20                   5.03
Michigan                                          88              6,210,647.44                   4.00
Connecticut                                       50              5,346,323.12                   3.44
Texas                                             54              4,596,387.47                   2.96
Massachusetts                                     32              4,223,965.80                   2.72
Colorado                                          37              4,215,754.76                   2.71
Washington                                        28              3,805,874.27                   2.45
Indiana                                           57              3,548,337.97                   2.28
Utah                                              30              3,369,939.71                   2.17
Hawaii                                            19              3,250,496.49                   2.09
Pennsylvania                                      49              3,246,753.31                   2.09
Maryland                                          27              3,136,227.50                   2.02
Georgia                                           35              2,994,223.51                   1.93
Minnesota                                         28              2,990,405.61                   1.92
Virginia                                          25              2,794,968.20                   1.80
Arizona                                           28              2,555,463.76                   1.64
Missouri                                          41              2,394,393.52                   1.54
Oregon                                            15              2,259,174.50                   1.45
Tennessee                                         26              1,932,358.48                   1.24
Nevada                                            17              1,870,434.12                   1.20
North Carolina                                    17              1,488,226.47                   0.96
South Carolina                                    27              1,481,338.57                   0.95
Kentucky                                          24              1,343,686.05                   0.86
Mississippi                                       15              1,210,377.32                   0.78
Louisiana                                         15              1,019,545.84                   0.66
New Mexico                                        12                994,305.13                   0.64
Rhode Island                                       9                983,503.81                   0.63
Wisconsin                                         16                972,455.93                   0.63
Oklahoma                                          14                789,910.72                   0.51
Nebraska                                          11                566,305.58                   0.36
New Hampshire                                      6                486,183.86                   0.31
Idaho                                              6                458,912.54                   0.30
Kansas                                             6                423,744.43                   0.27
District of Columbia                               4                379,181.53                   0.24
Iowa                                               7                323,784.12                   0.21
West Virginia                                      6                306,311.12                   0.20
Alaska                                             3                292,661.06                   0.19
Alabama                                            2                192,074.70                   0.12
Vermont                                            2                183,327.33                   0.12
Montana                                            2                172,726.46                   0.11
Maine                                              2                130,737.28                   0.08
South Dakota                                       1                 40,197.53                   0.03
Arkansas                                           1                 22,175.39                   0.01
                                        ----------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2

DOCUMENTATION

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
          DOCUMENTATION LEVEL              MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
Full Documentation                               828            $83,323,859.36                  53.60%
Stated Income                                    296             30,215,352.83                  19.44
Limited Documentation                            119             12,483,152.97                   8.03
Alternate Documentation                           91             11,526,174.15                   7.41
Missing Documentation                            111             10,284,627.06                   6.62
No Documentation                                  70              6,453,948.75                   4.15
Streamlined Documentation                          9              1,168,848.52                   0.75
                                        ----------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

PERFORMANCE STATUS

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
                STATUS                     MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
Current                                        1,120           $113,729,601.20                  73.16%
Re-performing                                    270             27,589,858.02                  17.75
30 Days Past Due                                 121             12,660,925.24                   8.14
60 Days Past Due                                  13              1,475,579.18                   0.95
                                        ----------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2

ORIGINATOR

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
              ORIGINATOR                   MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
Aames                                            687            $65,484,997.28                  42.12%
Ocwen                                            431             44,306,437.24                  28.50
IMC                                              155             16,696,241.23                  10.74
Long Beach                                        73              9,827,798.77                   6.32
Option One                                        45              4,472,146.92                   2.88
Crossland                                         26              3,613,806.95                   2.32
GMAC                                              23              2,878,059.67                   1.85
Unknown                                           26              2,620,580.07                   1.69
Nations Bank                                      21              2,351,518.50                   1.51
Equicredit                                        14              1,377,387.09                   0.89
Conti                                             11              1,020,672.13                   0.66
Equivantage                                        8                530,924.78                   0.34
Mellon Bank                                        4                275,393.01                   0.18
                                        ----------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2

MAXIMUM LOAN RATE

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         MAXIMUM LOAN RATE (%)             MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
 9.001% to  9.500%                                 1                $79,368.84                   0.05%
 9.501% to 10.000%                                 5                463,562.81                   0.30
10.001% to 10.500%                                 4                375,555.38                   0.24
10.501% to 11.000%                                19              1,506,626.41                   0.97
11.001% to 11.500%                                20              2,019,666.03                   1.30
11.501% to 12.000%                                31              4,042,226.34                   2.60
12.001% to 12.500%                                15              2,023,950.27                   1.30
12.501% to 13.000%                                23              3,361,972.37                   2.16
13.001% to 13.500%                                24              3,322,299.79                   2.14
13.501% to 14.000%                                64              9,746,082.88                   6.27
14.001% to 14.500%                                66              9,104,606.82                   5.86
14.501% to 15.000%                                88             11,234,125.50                   7.23
15.001% to 15.500%                                93             12,185,004.47                   7.84
15.501% to 16.000%                               154             17,748,793.33                  11.42
16.001% to 16.500%                               161             17,563,463.57                  11.30
16.501% to 17.000%                               187             17,608,440.07                  11.33
17.001% to 17.500%                               151             13,671,142.40                   8.79
17.501% to 18.000%                               125             10,184,049.74                   6.55
18.001% to 18.500%                                77              6,062,950.12                   3.90
18.501% to 19.000%                                68              4,366,191.95                   2.81
19.501% to 20.000%                                44              2,694,919.01                   1.73
19.501% to 20.000%                                36              2,246,049.51                   1.44
20.001% to 20.500%                                17              1,048,852.01                   0.67
20.501% to 21.000%                                10                441,974.92                   0.28
21.001% to 21.500%                                11                475,528.03                   0.31
21.501% to 22.000%                                 5                238,516.60                   0.15
22.001% to 22.500%                                 1                 20,995.19                   0.01
22.501% to 23.000%                                 1                 20,957.83                   0.01
Greater than 25.000%                               1                 28,649.61                   0.02
No Maximum Rate                                   22              1,569,441.84                   1.01
                                        ----------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2

MINIMUM LOAN RATE

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
         MINIMUM LOAN RATE (%)             MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
 0.000% to  0.500%                               189            $21,589,773.61                  13.89%
 0.501% to  1.000%                                18              1,448,601.66                   0.93
 1.001% to  1.500%                                20              1,794,978.03                   1.15
 1.501% to  2.000%                                15              1,293,881.53                   0.83
 2.001% to  2.500%                                 9                759,517.19                   0.49
 2.501% to  3.000%                                30              3,888,223.54                   2.50
 3.001% to  3.500%                                 6                592,230.63                   0.38
 3.501% to  4.000%                                 2                369,988.41                   0.24
 4.001% to  4.500%                                 5                557,199.72                   0.36
 4.501% to  5.000%                                 3                109,874.40                   0.07
 5.001% to  5.500%                                 4                288,135.46                   0.19
 5.501% to  6.000%                                 3                194,642.47                   0.13
 6.001% to  6.500%                                 6                743,297.91                   0.48
 6.501% to  7.000%                                16              2,632,404.90                   1.69
 7.001% to  7.500%                                 8              1,279,792.51                   0.82
 7.501% to  8.000%                                39              6,126,926.69                   3.94
 8.001% to  8.500%                                55              8,146,379.69                   5.24
 8.501% to  9.000%                                85             11,806,487.88                   7.59
 9.001% to  9.500%                                97             12,051,549.79                   7.75
 9.501% to 10.000%                               165             17,454,221.24                  11.23
10.001% to 10.500%                               154             17,346,649.83                  11.16
10.501% to 11.000%                               170             15,632,857.33                  10.06
11.001% to 11.500%                               134             10,943,023.68                   7.04
11.501% to 12.000%                                90              6,558,219.93                   4.22
12.001% to 12.500%                                59              3,818,368.08                   2.46
12.501% to 13.000%                                51              3,110,023.09                   2.00
13.001% to 13.500%                                29              1,554,942.02                   1.00
13.501% to 14.000%                                24              1,531,703.18                   0.99
14.001% to 14.500%                                15                927,463.17                   0.60
14.501% to 15.000%                                 8                313,103.19                   0.20
15.001% to 15.500%                                 8                311,033.26                   0.20
15.501% to 16.000%                                 6                259,474.43                   0.17
16.001% to 16.500%                                 1                 20,995.19                   0.01
                                        ----------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2

GROSS MARGIN

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
           GROSS MARGIN (%)                MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
 0.000% to  0.500%                                 6               $188,864.78                   0.12%
 0.501% to  1.000%                                 1                 50,868.11                   0.03
 1.001% to  1.500%                                 1                 82,723.60                   0.05
 1.501% to  2.000%                                37              2,489,557.72                   1.60
 2.001% to  2.500%                                23              1,975,866.16                   1.27
 2.501% to  3.000%                               155             20,372,047.29                  13.10
 3.001% to  3.500%                                28              3,647,203.24                   2.35
 3.501% to  4.000%                                24              2,947,257.96                   1.90
 4.001% to  4.500%                                44              5,423,564.90                   3.49
 4.501% to  5.000%                               105             10,806,198.09                   6.95
 5.001% to  5.500%                               216             24,458,587.15                  15.73
 5.501% to  6.000%                               244             23,416,364.89                  15.06
 6.001% to  6.500%                               180             17,735,232.75                  11.41
 6.501% to  7.000%                               249             23,831,125.15                  15.33
 7.001% to  7.500%                               132             11,060,359.38                   7.11
 7.501% to  8.000%                                38              3,537,016.70                   2.28
 8.001% to  8.500%                                21              1,798,979.74                   1.16
 8.501% to  9.000%                                 6                330,745.72                   0.21
 9.001% to  9.500%                                 5                321,449.21                   0.21
 9.501% to 10.000%                                 6                559,209.39                   0.36
10.001% to 10.500%                                 1                 33,349.75                   0.02
10.501% to 11.000%                                 1                270,189.40                   0.17
13.001% to 13.500%                                 1                119,202.56                   0.08
                                        ----------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

                          DESCRIPTION OF THE COLLATERAL
                                  LOAN GROUP 2

INITIAL PERIODIC RATE CAP

                                                                                           % OF AGGREGATE
                                             NUMBER OF        PRINCIPAL BALANCE         PRINCIPLE BALANCE OF
     INITIAL PERIODIC RATE CAP (%)         MORTGAGE LOANS        OUTSTANDING          LOAN GROUP 2 OUTSTANDING
                   0                              24             $1,761,471.05                   1.13%
                 0.01                              3                208,753.83                   0.13
                   1                             275             30,545,811.82                  19.65
                  1.5                             69              6,376,886.14                   4.10
                 1.75                              1                153,865.89                   0.10
                   2                             194             22,219,773.18                  14.29
                 2.05                              1                 75,542.60                   0.05
                  2.5                              2                265,478.08                   0.17
                   3                             944             92,569,543.80                  59.55
                   4                               3                180,052.69                   0.12
                   5                               6                506,512.71                   0.33
                   6                               1                354,240.85                   0.23
                  6.5                              1                238,031.00                   0.15
                                        ----------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

SUBSEQUENT PERIODIC RATE CAP

                                                                                           % OF AGGREGATE
          SUBSEQUENT PERIODIC                 NUMBER OF        PRINCIPAL BALANCE        PRINCIPLE BALANCE OF
             RATE CAP (%)                  MORTGAGE LOANS         OUTSTANDING         LOAN GROUP 2 OUTSTANDING
                   0                              27             $1,970,224.88                   1.27%
                   1                             344             37,127,395.76                  23.88
                  1.5                              8                695,801.39                   0.45
                   2                             197             22,560,793.86                  14.51
                   3                             936             91,762,575.77                  59.03
                   4                               3                180,052.69                   0.12
                   5                               7                566,847.44                   0.36
                   6                               2                592,271.85                   0.38
                                        ----------------------------------------------------------------------------
                 TOTAL                         1,524           $155,455,963.64                 100.00%

                           BOND SUMMARY (to Maturity)

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

A-1A (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  20.406         6.643         4.656          3.450         2.604         1.760         0.903
Modified Duration (yrs.)              9.895         4.355         3.329          2.623         2.071         1.474         0.830
First Principal Payment Date       06/25/2000    06/25/2000     06/25/2000    06/25/2000    06/25/2000    06/25/2000    06/25/2000
Last Principal Payment Date        09/25/2029    08/25/2026     08/25/2022    07/25/2018    03/25/2015    12/25/2012    09/25/2002
Payment Windows (mos.)                 352           315           267            218           178           151           28

A-1F (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   9.480         1.914         1.287          0.952         0.743         0.600         0.418
Modified Duration (yrs.)              6.390         1.691         1.170          0.879         0.693         0.564         0.396
First Principal Payment Date       06/25/2000    06/25/2000     06/25/2000    06/25/2000    06/25/2000    06/25/2000    06/25/2000
Last Principal Payment Date        05/25/2014    08/25/2004     03/25/2003    07/25/2002    01/25/2002    10/25/2001    05/25/2001
Payment Windows (mos.)                 168           51             34            26            20            17            12

A-2F (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at a price of 100%             8.5770        8.5242         8.4861        8.4402        8.3626        8.2991        8.1639
Average Life (yrs.)                  17.445         6.631         4.619          3.393         2.328         1.855         1.299
Modified Duration (yrs.)              8.722         4.795         3.621          2.795         2.018         1.643         1.179
First Principal Payment Date       05/25/2014    08/25/2004     03/25/2003    07/25/2002    01/25/2002    10/25/2001    05/25/2001
Last Principal Payment Date        04/25/2021    09/25/2010     09/25/2007    01/25/2006    01/25/2005    11/25/2002    02/25/2002
Payment Windows (mos.)                 84            74             55            43            37            14            10

M-1 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at a price of 100%             8.8000        8.7687         8.7455        8.7231        8.7133        8.7232        8.5896
Average Life (yrs.)                  24.691        10.822         7.666          5.918         5.263         5.636         2.482
Modified Duration (yrs.)              9.742         6.376         5.073          4.240         3.952         4.240         2.139
First Principal Payment Date       05/25/2020    04/25/2005     08/25/2003    10/25/2003    03/25/2004    11/25/2004    09/25/2002
Last Principal Payment Date        05/25/2029    08/25/2024     11/25/2019    09/25/2015    01/25/2013    10/25/2010    02/25/2003
Payment Windows (mos.)                 109           233           196            144           107           72             6

                           BOND SUMMARY (to Maturity)

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

M-2 (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at a price of 97%              9.1125        9.2454         9.3452        9.4456        9.5132        9.5339        9.5146
Average Life (yrs.)                  24.684        10.781         7.617          5.831         4.957         4.673         4.918
Modified Duration (yrs.)              9.544         6.270         4.984          4.131         3.707         3.598         3.700
First Principal Payment Date       05/25/2020    04/25/2005     08/25/2003    08/25/2003    10/25/2003    01/25/2004    02/25/2003
Last Principal Payment Date        04/25/2029    10/25/2023     09/25/2018    09/25/2014    03/25/2012    01/25/2010    06/25/2009
Payment Windows (mos.)                 108           223           182            134           102           73            77

B (To Maturity)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at a price of 91%              9.7889        10.2728       10.6416        11.0209       11.3228       11.5128       11.4613
Average Life (yrs.)                  24.668        10.671         7.504          5.721         4.743         4.248         4.266
Modified Duration (yrs.)              9.130         6.049         4.801          3.962         3.487         3.246         3.322
First Principal Payment Date       05/25/2020    04/25/2005     08/25/2003    07/25/2003    08/25/2003    09/25/2003    01/25/2004
Last Principal Payment Date        01/25/2029    01/25/2022     10/25/2016    03/25/2013    09/25/2010    11/25/2008    05/25/2006
Payment Windows (mos.)                 105           202           159            117           86            63            29

                             BOND SUMMARY (to Call)

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

A-1A (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  20.283         6.064         4.174          3.041         2.260         1.505         0.903
Modified Duration (yrs.)              9.878         4.196         3.150          2.435         1.888         1.325         0.830
First Principal Payment Date       06/25/2000    06/25/2000     06/25/2000    06/25/2000    06/25/2000    06/25/2000    06/25/2000
Last Principal Payment Date        07/25/2027    01/25/2015     02/25/2011    06/25/2008    09/25/2006    07/25/2005    09/25/2002
Payment Windows (mos.)                 326           176           129            97            76            62            28

A-1F (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                   9.480         1.914         1.287          0.952         0.743         0.600         0.418
Modified Duration (yrs.)              6.390         1.691         1.170          0.879         0.693         0.564         0.396
First Principal Payment Date       06/25/2000    06/25/2000     06/25/2000    06/25/2000    06/25/2000    06/25/2000    06/25/2000
Last Principal Payment Date        05/25/2014    08/25/2004     03/25/2003    07/25/2002    01/25/2002    10/25/2001    05/25/2001
Payment Windows (mos.)                 168           51             34            26            20            17            12

A-2F (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at a price of 100%             8.5770        8.5242         8.4861        8.4402        8.3626        8.2991        8.1639
Average Life (yrs.)                  17.445         6.631         4.619          3.393         2.328         1.855         1.299
Modified Duration (yrs.)              8.722         4.795         3.621          2.795         2.018         1.643         1.179
First Principal Payment Date       05/25/2014    08/25/2004     03/25/2003    07/25/2002    01/25/2002    10/25/2001    05/25/2001
Last Principal Payment Date        04/25/2021    09/25/2010     09/25/2007    01/25/2006    01/25/2005    11/25/2002    02/25/2002
Payment Windows (mos.)                 84            74             55            43            37            14            10

M-1 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at a price of 100%             8.7999        8.7660         8.7404        8.7150        8.7039        8.7105        8.5896
Average Life (yrs.)                  24.503         9.950         6.954          5.318         4.756         4.985         2.482
Modified Duration (yrs.)              9.725         6.192         4.854          4.000         3.712         3.876         2.139
First Principal Payment Date       05/25/2020    04/25/2005     08/25/2003    10/25/2003    03/25/2004    11/25/2004    09/25/2002
Last Principal Payment Date        07/25/2027    01/25/2015     02/25/2011    06/25/2008    09/25/2006    07/25/2005    02/25/2003
Payment Windows (mos.)                 87            118            91            57            31             9             6

                             BOND SUMMARY (to Call)

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

M-2 (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at a price of 97%              9.1129        9.2561         9.3652        9.4782        9.5543        9.5743        9.7593
Average Life (yrs.)                  24.503         9.950         6.954          5.270         4.486         4.290         3.266
Modified Duration (yrs.)              9.530         6.106         4.791          3.919         3.493         3.397         2.698
First Principal Payment Date       05/25/2020    04/25/2005     08/25/2003    08/25/2003    10/25/2003    01/25/2004    02/25/2003
Last Principal Payment Date        07/25/2027    01/25/2015     02/25/2011    06/25/2008    09/25/2006    07/25/2005    12/25/2003
Payment Windows (mos.)                 87            118            91            59            36            19            11

B (To Call)
-----------------------------------------------------------------------------------------------------------------------------------
PPC                                    0%            50%           75%           100%          125%          150%          200%
-----------------------------------------------------------------------------------------------------------------------------------
Yield at a price of 91%              9.7901        10.3058       10.7015        11.1214       11.4530       11.6531       11.9054
Average Life (yrs.)                  24.503         9.950         6.954          5.243         4.352         3.932         3.528
Modified Duration (yrs.)              9.119         5.925         4.659          3.800         3.323         3.091         2.839
First Principal Payment Date       05/25/2020    04/25/2005     08/25/2003    07/25/2003    08/25/2003    09/25/2003    12/25/2003
Last Principal Payment Date        07/25/2027    01/25/2015     02/25/2011    06/25/2008    09/25/2006    07/25/2005    12/25/2003
Payment Windows (mos.)                 87            118            91            60            38            23             1

                           CLASS A-1A MAXIMUM RATE CAP

---------------------------------------------------------------------------------------------------------------------------------
                       A-1A       A-1A                            A-1A       A-1A                            A-1A       A-1A
 Period   Pay Date   Max Rate   Max Rate*   Period   Pay Date   Max Rate   Max Rate*   Period  Pay Date    Max Rate   Max Rate*
=================================================================================================================================
   1     06/25/2000    N/A         N/A        34    03/25/2003  14.632%     17.841%      66   11/25/2005   13.062%     16.620%
   2     07/25/2000   9.899%     9.904%       35    04/25/2003  13.263%     16.174%      67   12/25/2005   13.498%     17.174%
   3     08/25/2000   9.597%     9.604%       36    05/25/2003  13.755%     16.774%      68   01/25/2006   13.064%     16.621%
   4     09/25/2000   9.658%     9.683%       37    06/25/2003  13.366%     16.314%      69   02/25/2006   13.065%     16.622%
   5     10/25/2000  10.118%     10.178%      38    07/25/2003  13.485%     16.960%      70   03/25/2006   14.466%     18.403%
   6     11/25/2000   9.824%     9.887%       39    08/25/2003  13.034%     16.505%      71   04/25/2006   13.067%     16.623%
   7     12/25/2000  10.173%     10.238%      40    09/25/2003  13.035%     16.507%      72   05/25/2006   13.503%     17.178%
   8     01/25/2001  10.036%     10.115%      41    10/25/2003  13.470%     17.058%      73   06/25/2006   13.069%     16.624%
   9     02/25/2001  10.065%     10.149%      42    11/25/2003  13.036%     16.523%      74   07/25/2006   13.506%     17.179%
   10    03/25/2001  11.192%     11.285%      43    12/25/2003  13.474%     17.079%      75   08/25/2006   13.071%     16.626%
   11    04/25/2001  10.238%     10.323%      44    01/25/2004  13.041%     16.578%      76   09/25/2006   13.072%     16.626%
   12    05/25/2001  11.213%     11.333%      45    02/25/2004  13.043%     16.581%      77   10/25/2006   13.509%     17.181%
   13    06/25/2001  11.014%     11.132%      46    03/25/2004  13.944%     17.736%      78   11/25/2006   13.074%     16.628%
   14    07/25/2001  11.405%     11.530%      47    04/25/2004  13.045%     16.593%      79   12/25/2006   13.511%     17.183%
   15    08/25/2001  11.061%     11.183%      48    05/25/2004  13.481%     17.146%      80   01/25/2007   13.076%     16.629%
   16    09/25/2001  11.090%     11.239%      49    06/25/2004  13.047%     16.595%      81   02/25/2007   13.077%     16.630%
   17    10/25/2001  11.514%     11.755%      50    07/25/2004  13.482%     17.158%      82   03/25/2007   14.480%     18.413%
   18    11/25/2001  11.275%     12.000%      51    08/25/2004  13.048%     16.608%      83   04/25/2007   13.079%     16.632%
   19    12/25/2001  12.281%     13.167%      52    09/25/2004  13.049%     16.608%      84   05/25/2007   13.517%     17.187%
   20    01/25/2002  11.937%     12.994%      53    10/25/2004  13.485%     17.163%      85   06/25/2007   13.082%     16.633%
   21    02/25/2002  11.969%     13.044%      54    11/25/2004  13.051%     16.610%      86   07/25/2007   13.519%     17.190%
   22    03/25/2002  13.285%     14.510%      55    12/25/2004  13.487%     17.164%      87   08/25/2007   13.084%     16.636%
   23    04/25/2002  12.030%     13.254%      56    01/25/2005  13.053%     16.611%      88   09/25/2007   13.085%     16.637%
   24    05/25/2002  12.464%     14.017%      57    02/25/2005  13.054%     16.614%      89   10/25/2007   13.522%     17.192%
   25    06/25/2002  12.318%     14.435%      58    03/25/2005  14.453%     18.395%      90   11/25/2007   13.087%     16.639%
   26    07/25/2002  12.764%     14.985%      59    04/25/2005  13.055%     16.615%      91   12/25/2007   13.525%     17.194%
   27    08/25/2002  12.387%     14.546%      60    05/25/2005  13.492%     17.170%      92   01/25/2008   13.090%     16.640%
   28    09/25/2002  12.424%     14.616%      61    06/25/2005  13.057%     16.617%      93   02/25/2008   13.091%     16.641%
   29    10/25/2002  12.877%     15.162%      62    07/25/2005  13.493%     17.171%      94   03/25/2008   13.995%     17.790%
   30    11/25/2002  12.500%     14.735%      63    08/25/2005  13.059%     16.618%      95   04/25/2008   13.093%     16.643%
   31    12/25/2002  12.958%     15.631%      64    09/25/2005  13.060%     16.618%      96   05/25/2008   13.531%     17.199%
   32    01/25/2003  13.122%     15.975%      65    10/25/2005  13.496%     17.173%      97   06/25/2008   13.096%     16.645%
   33    02/25/2003  13.170%     16.046%
---------------------------------------------------------------------------------------------------------------------------------

* Assumes the 1 month LIBOR, 6 month LIBOR and 1 Yr CMT instantaneously increase to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and run at the pricing speed to call.

C-BASS 2000-CB2                                   Banc of America Securities LLC
--------------------------------------------------------------------------------
                                                                 C-Bass 2000-CB2

Bond Class: B
                                  30 CPR / 100 Pct Loss Curve         35 CPR / 100 Pct Loss Curve
  88.50000                                11.0665                                11.4686
  88.75000                                11.0120                                11.4043
  89.00000                                10.9577                                11.3403
  89.25000                                10.9036                                11.2764
  89.50000                                10.8497                                11.2128
  89.75000                                10.7960                                11.1495
  90.00000                                10.7425                                11.0863
  90.25000                                10.6893                                11.0234
  90.50000                                10.6362                                10.9607
  90.75000                                10.5833                                10.8982
  91.00000                                10.5305                                10.8360
  91.25000                                10.4780                                10.7739
  91.50000                                10.4257                                10.7121
  91.75000                                10.3736                                10.6505
  92.00000                                10.3216                                10.5892
  92.25000                                10.2698                                10.5280
  92.50000                                10.2182                                10.4670
  92.75000                                10.1668                                10.4063
  93.00000                                10.1156                                10.3457
  93.25000                                10.0646                                10.2854
  WAL (Yrs)                               7.600                                  6.028
  Mod Dur                                 5.161                                  4.370
  FirstPrinPay                            11/25/2006                             09/25/2005
  Maturity                                09/25/2009                             06/25/2007
  Prin Window (Months)                    35                                     22
  CollLossPercent                         8.73                                   7.09

Assumptions:

- The default curve starts at 0 CDR in month 1 and builds to 10% CDR by month 36; Stays at 10% CDR until period 48; starting in period 49, it declines to 1% CDR by month 120 and stays flat at 1% CDR thereafter

-    Triggers are hit immediately

-    70% Severity

-    Defaults are in addition to Prepays

-    12 month recovery lag

BANC OF AMERICA SECURITIES LLC
-----------------------------------------------------------------------------------------------------------------------------------

Period                  Performing    Principal     Interest   Interest            Yield         Total
Number   Pay Date        Balance       Payment      Payment      Rate   Expense  Maintenance    Payment      End Balance  WriteDown
-----------------------------------------------------------------------------------------------------------------------------------
    1    06/25/2000   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
    2    07/25/2000   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
    3    08/25/2000   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
    4    09/25/2000   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
    5    10/25/2000   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
    6    11/25/2000   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
    7    12/25/2000   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
    8    01/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
    9    02/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   10    03/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   11    04/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   12    05/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   13    06/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   14    07/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   15    08/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   16    09/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   17    10/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   18    11/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   19    12/25/2001   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   20    01/25/2002   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   21    02/25/2002   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   22    03/25/2002   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   23    04/25/2002   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   24    05/25/2002   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   25    06/25/2002   41,100,000.00          0.00  290,782.50   8.4900    0.00        0.00      290,782.50  41,100,000.00     0.00
   26    07/25/2002   41,100,000.00  1,713,561.48  290,782.50   8.4900    0.00        0.00    2,004,343.98  39,386,438.52     0.00
   27    08/25/2002   39,386,438.52  2,315,843.49  278,659.05   8.4900    0.00        0.00    2,594,502.54  37,070,595.03     0.00
   28    09/25/2002   37,070,595.03  2,270,048.28  262,274.46   8.4900    0.00        0.00    2,532,322.74  34,800,546.75     0.00
   29    10/25/2002   34,800,546.75  2,225,152.11  246,213.87   8.4900    0.00        0.00    2,471,365.98  32,575,394.64     0.00
   30    11/25/2002   32,575,394.64  2,181,137.41  230,470.92   8.4900    0.00        0.00    2,411,608.33  30,394,257.23     0.00
   31    12/25/2002   30,394,257.23  2,137,986.93  215,039.37   8.4900    0.00        0.00    2,353,026.30  28,256,270.30     0.00
   32    01/25/2003   28,256,270.30  2,095,683.76  199,913.11   8.4900    0.00        0.00    2,295,596.88  26,160,586.53     0.00
   33    02/25/2003   26,160,586.53  2,054,211.34  185,086.15   8.4900    0.00        0.00    2,239,297.49  24,106,375.19     0.00
   34    03/25/2003   24,106,375.19  2,013,553.42  170,552.60   8.4900    0.00        0.00    2,184,106.02  22,092,821.77     0.00
   35    04/25/2003   22,092,821.77  1,973,694.05  156,306.71   8.4900    0.00        0.00    2,130,000.76  20,119,127.73     0.00
   36    05/25/2003   20,119,127.73  1,934,617.62  142,342.83   8.4900    0.00        0.00    2,076,960.45  18,184,510.11     0.00
   37    06/25/2003   18,184,510.11          0.00  128,655.41   8.4900    0.00        0.00      128,655.41  18,184,510.11     0.00
   38    07/25/2003   18,184,510.11          0.00  128,655.41   8.4900    0.00        0.00      128,655.41  18,184,510.11     0.00
   39    08/25/2003   18,184,510.11          0.00  128,655.41   8.4900    0.00        0.00      128,655.41  18,184,510.11     0.00
   40    09/25/2003   18,184,510.11          0.00  128,655.41   8.4900    0.00        0.00      128,655.41  18,184,510.11     0.00
   41    10/25/2003   18,184,510.11          0.00  128,655.41   8.4900    0.00        0.00      128,655.41  18,184,510.11     0.00
   42    11/25/2003   18,184,510.11          0.00  128,655.41   8.4900    0.00        0.00      128,655.41  18,184,510.11     0.00